UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2012

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29801	94-3296648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 2, 2012, InterMune, Inc. (InterMune) announced that Health Canada has approved Esbriet® (pirfenidone) for the treatment of mild to moderate idiopathic pulmonary fibrosis (IPF) in adult patients. Health Canada designated Esbriet for priority review and completed the accelerated review according to target guidelines of 180 days.

InterMune also announced that it expects to make Esbriet available in Canada on January 1, 2013. InterMune is also currently working to secure reimbursement of Esbriet from private insurance providers and the public (provincial) drug reimbursement plans in Canada. InterMune expects to secure private insurance coverage from some private insurance plans in the first quarter of 2013 and from substantially all of the private insurance plans by the second quarter of 2013. Public (provincial) drug reimbursement plans cover approximately two-thirds of IPF patients in Canada and reimbursement of new medicines from these plans is typically secured within six to 18 months of launch.

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934, as amended, that reflect InterMune’s judgment and involve risks and uncertainties as of the date of this release, including without limitation the number of patients in Canada covered by private insurance and public (provincial) drug reimbursement plans; InterMune’s expectation and the projected timing for making Esbriet available in Canada on January 1, 2013, securing private insurance coverage for Esbriet, and securing reimbursement of new medicines from public drug reimbursement plans. All forward-looking statements and other information included in this Report are based on information available to InterMune as of the date hereof, and InterMune assumes no obligation to update any such forward-looking statements or information. InterMune’s actual results could differ materially from those described in InterMune’s forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to, those discussed in detail under the heading “Risk Factors” in InterMune’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 29, 2012 (the “Form 10-K”), most recent quarterly report on Form 10-Q filed with the SEC on August 8, 2012 (the “Form 10-Q”) and other periodic reports filed with the SEC, including but not limited to the following: (i) the risks related to the uncertain, lengthy and expensive clinical development process for the company’s product candidates, including having no unexpected safety, toxicology, clinical or other issues and having no unexpected clinical trial results such as unexpected new clinical data and unexpected additional analysis of existing clinical data; (ii) risks related to unexpected regulatory actions or delays or government regulation generally; (iii) risks related to the company’s manufacturing strategy, which relies on third-party manufacturers; (iv) risks related to our ability to successfully launch and commercialize Esbriet; and (v) InterMune’s ability to obtain or maintain patent or other proprietary intellectual property protections. The risks and other factors discussed above should be considered only in connection with the fully discussed risks and other factors discussed in detail in the Form 10-K and InterMune’s other periodic reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2012	INTERMUNE, INC.

	By:	/s/ John C. Hodgman
John C. Hodgman
Senior Vice President of Finance Administration and Chief Financial Officer